UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
April 15, 2014

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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)
777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)
(832) 369-6986
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
Magnum Hunter Resources Corporation (the “Company”) is filing this Current Report on Form 8-K to provide an update on four of its new wells located in the Marcellus Shale in West Virginia and Ohio.
The Company has completed fracture stimulation of its three Marcellus Shale wells on the WVDNR Pad located in Wetzel County, West Virginia, the WVDNR #1207, #1208 and #1209 (100% working interest in each well), and production from these wells began to flow to sales on April 2, 2014. The WVDNR #1207 was drilled and cased to a measured depth of 12,220 feet with an effective lateral length of 3,950 feet and was completed with a 20 stage fracture stimulation. The WVDNR #1208 was drilled and cased to a measured depth of 11,744 feet with an effective lateral length of 3,875 feet and was completed with a 19 stage fracture stimulation. The WVDNR #1209 was drilled to a measured depth of 11,676 feet with an effective lateral length of 3,600 feet and was completed with a 20 stage fracture stimulation. The average vertical depth for the three WVDNR wells was 7,500 feet. The wells recently tested at the following peak rates of production:
Natural Gas        Condensate
WVDNR #1207        5,014 Mcf/d        67 Bbl/d
WVDNR #1208        5,436 Mcf/d        53 Bbl/d
WVDNR #1209        5,810 Mcf/d        69 Bbl/d
Additionally, the Company also completed fracture stimulation of its first Marcellus Shale well drilled on the Stalder Pad located in Monroe County, Ohio, the Stalder #2MH (Marcellus) with a 46.804% working interest. The Stalder #2MH was drilled and cased to a measured depth of 11,767 feet with an effective lateral length of 5,474 feet and with a true vertical depth of 6,070 feet. The Stalder #2MH was fracture stimulated with 28 stages. Peak test rates during flow-back were 3,707 Mcf of natural gas per day and 312 Bbls of condensate per day. The Stalder #2MH is currently shut-in waiting on production equipment. All condensate produced from this well during flow-back was marketed and sold.
The Stalder #3UH (Utica) went back on production on March 22, 2014 at over 20 MMcf/d of natural gas on a 22/64 adjustable choke.
Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in filings made by the Company with the Securities and Exchange Commission (the “SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed by the Company with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended after such fiscal year. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” Forward-looking statements speak only as of the date of the document in which they are contained, and the Company does not undertake any duty to update any forward-looking statements except as may be required by law.
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In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: April 15, 2014	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer